Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events

19. Subsequent events

On January 6,2025, the Company received a preliminary non-binding proposal letter (the “Proposal Letter”), dated January 5, 2025, from Trustar Mobile Charging Holdings Limited (together with its affiliates, “Trustar Capital”), Mr. Mars Guangyuan Cai, Chairman of the Board and Chief Executive Officer of the Company, Mr. Peifeng Xu, Director and President of the Company, Mr. Victor Yaoyu Zhang, Chief Marketing Officer of the Company, and Ms. Maria Yi Xin, Director and Chief Financial Officer of the Company (the “Buyer Group”), to acquire all of the outstanding ordinary shares of the Company (the “Ordinary Shares”), including the Class A ordinary shares represented by the ADS of the Company, that are not already beneficially owned by the Buyer Group for a proposed purchase price of US$0.625 per Ordinary Share or US$1.25 per ADS in cash (the “Proposal”).

No decisions have been made with respect to the Proposal. There can be no assurance that any definitive offer will be received, that any definitive agreement will be executed relating to the transaction contemplated by the Proposal, or that the transaction contemplated by the Proposal or any other similar transaction will be approved or consummated.